SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: October 16, 2000
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2000-4)
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               (Exact name of registrant as specified in charter)


   Delaware                     333-72459                     13-3408713
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  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
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   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

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(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

      The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2000-4. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2000-4 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2000-4 REMIC Pass-Through Certificates.

      On October 26, 2000, CMSI is to transfer to the Trustee Mortgage Loans
(1) evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before October 1, 2000) as of October 1, 2000 of $208,929,070.64. Information below is provided with respect to all Mortgage Loans expected to be included in the Mortgage Pool.

      The total number of Mortgage Loans as of October 1, 2000 was 553. The weighted average interest rate on the Mortgage Loans (before deduction of servicing fee) (the "Note Rate of the Mortgage Loans") as of October 1, 2000 was 8.220%. The weighted average remaining term to stated maturity of the Mortgage Loans as of October 1, 2000 was 357.60 months. All Mortgage Loans have original maturities of at least 20 but no more than 30 years. None of the Mortgage Loans were originated prior to December 1, 1999 or after October 1, 2000. The weighted average original term to stated maturity of the Mortgage Loans as of October 1, 2000 was 359.08 months.

      None of the Mortgage Loans has a scheduled maturity later than October 1, 2030. Each Mortgage Loan has an original principal balance of not less than $70,000 nor more than $925,000. Mortgage Loans having an aggregate Adjusted Balance of $17,572,742 as of October 1, 2000 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the Mortgage Loans as of October 1, 2000 was 72.3%. No more than $1,833,420 of the Mortgage Loans are secured by Mortgaged Properties located in any one zip code. At least 97% (2) of the Mortgage Loans are secured by Mortgaged Properties determined by CitiMortgage, Inc. to be the primary residence of the borrower ("Mortgagor").


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1 Capitalized terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-72459).

2 Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

      At least 95% of the Mortgage Loans will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 5% of the Mortgage Loans will be Mortgage Loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 5% of the Mortgage Loans will be refinanced Mortgage Loans originated using alternative or streamlined underwriting policies.

      All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the Mortgage Loans for which additional collateral was pledged, taken as a group:

      1.    the number of such loans is 18;

      2.    such loans have an aggregate Adjusted Balance of $3,778,617;

      3. the weighted average loan-to-value ratio of such loans, taking into account the loanable value (as defined in the Prospectus) of the additional pledged collateral, is 80%; and

      4. the weighted average loan-to-value ratio of such loans, without taking into account the loanable value of the additional pledged collateral, is 100%.

      Discount Mortgage Loans will consist of Mortgage Loans with Net Note Rates
(NNRs) less than 7.500%. Premium Mortgage Loans will consist of Mortgage Loans with NNRs greater than or equal to 7.500%. The aggregate Adjusted Balance outstanding as of the Cut-off Date of the Discount Mortgage Loans and the Premium Mortgage Loans was $12,461,766 and $196,467,305, respectively. The weighted average Note Rate of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 7.511% and 8.265%, respectively. The weighted average remaining term to stated maturity of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 358.93 months and 357.51 months, respectively.

      The following tables set forth information regarding the Mortgage Loans as of October 1, 2000.


                     YEARS OF ORIGINATION OF MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

1999                                  1                             $509,321

2000                                552                         $208,419,750


Total                               553                         $208,929,071
                                    ===                         ============



                  TYPES OF DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     503                         $191,478,129

Multi-family Dwellings*               4                           $1,732,096

Townhouses                           11                           $3,575,718

Condominium Units (one to four       19                           $5,761,221
stories high)

Condominium Units (over four          7                           $2,663,690
stories high)

Cooperative Units                     9                           $3,718,217


Total                               553                         $208,929,071
                                    ===                         ============


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*   Multi-family dwellings are 2-family and 4-family

             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            549                         $207,196,975

2-family                              3                           $1,544,210

4-family                              1                             $187,886


Total                               553                         $208,929,071
                                    ===                         ============



                             SIZE OF MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                    9                           $1,051,877

$150,000 through $199,999             3                             $522,478

$200,000 through $249,999             2                             $425,746

$250,000 through $299,999           119                          $33,624,811

$300,000 through $349,999           146                          $47,774,659

$350,000 through $399,999           104                          $39,456,755

$400,000 through $449,999            65                          $27,830,902

$450,000 through $499,999            40                          $19,136,234

$500,000 through $549,999            21                          $11,009,401

$550,000 through $599,999            20                          $11,547,260

$600,000 through $649,999            10                           $6,437,112

$650,000 through $699,999            11                           $7,538,017

$700,000 through $749,999             0                                   $0

$750,000 through $799,999             1                             $750,000

$800,000 through $849,999             0                                   $0

$850,000 through $899,999             1                             $899,365

$900,000 and over                     1                             $924,454


Total                               553                         $208,929,071
                                    ===                         ============

                  DISTRIBUTION OF MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Note Rate                         Loans                    Balances Outstanding
-------------                     ---------                --------------------

7.125% - 7.500%                      16                           $6,310,602

7.510% - 8.000%                     157                          $58,971,266

8.010% - 8.500%                     291                         $112,741,739

8.510% - 9.000%                      84                          $29,305,629

9.010% - 9.375%                       5                           $1,599,835


Total                               553                         $208,929,071
                                    ===                         ============



                         DISTRIBUTION OF MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and Below                    128                         $50,296,871

65.001% - 75.000%                    96                         $40,369,896

75.001% - 80.000%                   276                        $100,689,562

80.001% - 85.000%                     5                          $1,909,768

85.001% - 90.000%                    45                         $14,809,206

90.001% - 95.000%                     3                            $853,768


Total                               553                         $208,929,071
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                          MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               6                           $2,147,754
Arizona                               6                           $1,772,917
California                          196                          $78,834,048
Colorado                             18                           $6,379,535
Connecticut                           8                           $2,722,954
Delaware                              1                             $382,974
District of Columbia                  2                             $633,936
Florida                              20                           $7,921,632
Georgia                              28                          $11,025,202
Idaho                                 1                             $427,466
Illinois                              9                           $2,692,221
Indiana                               1                             $311,834
Iowa                                  2                             $853,194
Kansas                                1                             $924,454
Kentucky                              1                             $284,626
Louisiana                             2                             $623,720
Maryland                             15                           $5,696,635
Massachusetts                        28                           $9,437,817
Michigan                              6                           $2,183,376
Minnesota                             2                             $654,397
Mississippi                           1                             $279,802
Missouri                              3                             $714,332
Montana                               2                             $760,013
Nevada                                3                             $888,638
New Hampshire                         1                             $286,759
New Jersey                           30                          $10,827,390
New Mexico                            4                           $1,575,609
New York                             58                          $21,552,437
North Carolina                       16                           $6,285,840
Ohio                                  3                           $1,173,481
Pennsylvania                          5                           $1,671,124
Rhode Island                          1                             $336,568
South Carolina                        3                           $1,134,005
Tennessee                             7                           $2,922,223
Texas                                28                          $10,403,559
Utah                                  4                           $1,394,954
Virginia                             19                           $6,083,979
Washington                           11                           $4,236,022
West Virginia                         1                             $491,644


Total                               553                         $208,929,071
                                    ===                         ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: October 16, 2000